January 20, 2000

Dear Shareholders:

     The fourth quarter was a busy one for Rand and for our portfolio companies. We made three new investments and increased our investment in one additional company. Specifically, we made the following new investments:

     1. $270,000 in Vanguard Modular Building Systems, located in Philadelphia, Pennsylvania. Vanguard leases and sells high-end modular space solutions, such as classrooms to school districts and modular complexes to the healthcare, commercial and government industries. The investment was in a preferred stock with warrants.

     2. $100,000 in Contract Staffing, Inc., located in Buffalo, New York. Contract Staffing provides total human resource solutions for small businesses. Specifically, they assume the legal risk and responsibility for payroll, tax reporting, benefit administration, workers' compensation and other human resource functions, allowing small business owners the time to run their businesses. We purchased preferred stock with a warrant for 10% of the company.

     3. $100,500 in HCI Systems, Inc., located in Wells, Maine. They are a leader in facilities management software solutions. HCI's IMP System provides total control over every aspect of assets and property operations. We purchased 67,000 shares of preferred stock.

     4. $100,000 in DataView, LLC, located in Mt. Kisco, New York. DataView designs and develops graphically rich browser based products, which provide advanced data-visualization tools for instant analysis of financial information. This was our third investment in DataView and we purchased a convertible note.

     Our portfolio companies were also active raising money. Due to the sale of new equity, we increased our valuations of MemberWare Technologies, Inc. and DataView, LLC. During the fourth quarter, MINRAD, Inc. merged with BioVector, Inc. and we received MINRAD stock as consideration for our BioVector preferred stock.

     We have also revalued our position in ARIA Wireless Systems, Inc.to reflect an increase in the price of their stock. Finally, we sold our remaining shares of Lightbridge, Inc. and Ellicottville Energy Corporation repaid our Note.

     It was a great quarter for us, and I look forward to another successful year. Almost all of our investments have strengthened their outlook. We are finally beginning to see the long term success that we anticipated when we made these investments.

     We end the quarter with our Net Asset Value unchanged at $1.33.

     Thank you for your support.

     Allen F. Grum
     President

Portfolio Valuation / December 31, 1999




                                                                                         December 31, 1999        September 30, 1999
                                                                                                    Per                   Per
Company and Business             Type of Investment    Date Acquired                               share                  share
--------------------             ------------------    -------------       Cost           Value    of Rand         Value  of Rand
                                                                           ----           -------  --------       ------  -------
American Tactile Corporation     Convertible           6/23/95            150,000          50,000    0.01         50,000   0.01
Medina, NY. Develops             Debentures at 8%
equipment and systems            due June 2000
to produce signage.              and April 2001 with
www.americantactile.com          detachable warrants

ARIA Wireless Systems, Inc.      Common Stock -        5/23/97            543,840         288,840    0.05        172,000   0.03
(OTC:AWSI)*                      488,000 shares
Buffalo, NY. Markets wireless    $105,840 Demand Notes
radio transmission               at 15%
communication equipment.
www.ariawireless.com

BioVector, Inc.                                        4/17/97                                  -                370,000   0.06
Buffalo, NY.
Medical technological sales
force company.
Merged with MINRAD,
Inc. December 1999.

BioWorks, Inc.                   Series A              11/6/95             56,000          56,000    0.01         56,000   0.01
Geneva, NY. Develops and         Convertible
manufactures                     Preferred Stock -
biological alternative to        32,000 shares
chemical pesticides.
www.bioworksbiocontrol.com

Clearview Cable TV, Inc.         Common Stock - 400    2/23/96             55,541          55,541    0.01         55,541   0.01
New Providence, NJ. Cable        shares
television operator.

Contracting Staffing             Series A 8%           11/8/99            100,000         100,000    0.02
Buffalo, NY.                     Cumulative
PEO providing human              Preferred
resource adminstration           Stock - 10,000
for small business.              shares
www.contactstaffing.com


DataView, LLC                    5.5% Membership       10/1/98            310,357         343,357    0.06        200,000   0.04
Mt. Kisco, NY. Designs,          Interest
develops and markets
browser based software for
investment professionals.
www.dataviewllc.com/marketgauge/

Ellicottville Energy, Inc.       Note at 9.3%, due     6/29/99                                  -                145,000   0.03
Ellicottville, NY.               June 29, 2000
Cogeneration facility selling    Note Repaid
electricity to a regional        December 16, 1999
utility.

Fertility Acoustics, Inc.        Common Stock -        10/1/97             50,000         125,000    0.02        125,000   0.02
Buffalo, NY. Developer of        600,000 shares
proprietary                      Option to purchase
methods to diagnose onset of     180,000 shares
ovulation.

G-TEC Natural Gas Systems        41.67% Class A        8/31/99            300,000         300,000    0.05        300,000   0.05
Buffalo, NY. Manufacturers and   Membership Interest
distributes systems that allow   8% Cumulative
natural gas to be used as an     Dividend
alternative fuel to gases.
www.gas-tec.com

Hammertime, Inc.                 Convertible           10/1/98            300,000         300,000    0.05        300,000   0.05
Clarence, NY. Exclusive Sears    Preferred Stock -
licensed installer               1,000 Shares
of kitchens and baths.           Senior Subordinated
                                 Note at 12% due
                                 October 2000
                                 Promissory Note at
                                 15%, due August 1999

HCI Systems                      Series B Preferred   12/15/99            100,500         100,500    0.02
Wells, ME. Facilities            Stock - 67,000 Shares
management software              5% Cumulative Dividend
solution.
www.hci.com

InfoMiners.com                   Bridge loan at 10%    12/21/98           420,000         420,000    0.07        420,000   0.07
Amherst, NY. Data warehousing    due June 1999
and decision                     147,360 warrants
support software for             for shares of stock
healthcare industries.
www.infominers.com

MemberWare Technologies, Inc.    Promissory Note at    9/16/99            100,000         150,000    0.03        100,000   0.02
Pittsford, NY. Internet          Prime Rate + 4.5%
company engaged in web related   due September 2004.
consulting services.             Common Stock -
www.memberware.com               40,000 Shares
                                 34,000 warrants for
                                 shares of stock

MINRAD, Inc.                     595,507 Common        8/4/97             874,030         1,111,000  0.19        741,000   0.13
Buffalo, NY. Developer of        Shares.  53,628
laser guided surgical devices.   Preferred Shares
Merged with BioVector, Inc.
December 1999.

Pathlight Technology, Inc.       Class A Series        10/7/97            425,000         610,000    0.11        425,000   0.11
Ithaca, NY. Develops SAN         Convertible
technology for                   Preferred
computer industry.               Stock - 200,000
www.pathlight.com                shares with 6%
                                 cumulative
                                 dividend.
                                 Preferred Class B -
                                 117,187 shares
                                 67,578 warrants for
                                 shares of stock

Platform Technology Holdings,    Two units with        9/24/97              8,045          60,000    0.01         60,000   0.01
LLC                              option for two
Charlottesville, VA. Provides    additional units
sales support and
management for unique medical
businesses.

UStec, Inc.                      Promissory Note at    12/17/98           100,000         100,000    0.02        100,000   0.02
Victor, NY. Manufacturers and    12% due December
markets digital wiring           2003
systems for residential new      50,000 warrants for
home construction.               common shares
www.ustecnet.com


Vanguard Modular                 Preferred             12/16/99           270,000         270,000    0.05
Building Systems                 Units - 2,673
Philadelphia, PA.                Units with
Leases and sells                 Warrants
high-end modular
space solutions.

Preferred Stock Portfolio        Merrill Lynch -       7/15/99          1,047,888         897,000    0.15       987,350    0.17
Merrill Lynch (MER-F),           12,000 shares;
Motorola (MOT-A), Citicorp       Motorola - 10,000
(CIH-A), Texaco (TXC-A)          shares; Citicorp -
                                 10,000 shares;
                                 Texaco - 12,000
                                 shares

Other investments                Other                                    971,396             160                  1,824   0.00

                                 Total Portfolio                        6,182,597       5,319,398    0.93      4,793,715   0.84
                                 investments                            =========

                                 Cash and Cash                                          1,137,233    0.20      1,657,362    0.29
                                 equivalents

                                 NET                                                       74,561    0.01         91,797   0.01
                                 receivables(payables)                                     ------                 ------


                                 Net Assets before                                      6,531,192    1.14      6,542,874   1.14
                                 Taxes


                                 TAX PROVISION                                        (1,071,880)   (0.19)    (1,071,880) (0.19)
                                 (benefit)                                             -----------            -----------

                                 NET ASSETS                                             7,603,072              7,614,754
                                                                                        =========              =========
                                 Net Asset Value per                                                 1.33                  1.33
                                 Share (5,708,034
                                 shares outstanding
                                 during both periods)

* Publicly owned company   ^ Unrestricted securities as defined in Note (a)

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Rand Capital Corporation

Board of Directors (Elected by Shareholders April 27, 1999)

                  Reginald B. Newman II     Chairman of the Board
                  Allen F. Grum
a, c              Luiz F. Kahl
g                 Erland E. Kailbourne
c, g              Ross B. Kenzie
a                 Willis S. McLeese
a, c, g           Jayne K. Rand
a - Member of audit committee
c - Member of compensation committee
g - Member of governance committee


Officers                        Title                                             Email
--------                        -----                                             ----
Allen F. Grum                   President, Chief Executive Officer                pgrum@randcap.com
Daniel P. Penberthy             Chief Financial Officer                           dpenberthy@randcap.com

Corporate Data
Stock Listing                   NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar    Continental Stock Transfer & Trust Company
General Counsel                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants         Deloitte & Touche LLP
Number of Shareholders          786 (as of March 15, 1999)

     Rand is actively seeking business opportunities for investment consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us. Rand Capital Corporation 2200 Rand Building

Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480